Exhibit 99.1



                                   RESIGNATION


To:      The Board of Directors of
         Manu Forti Group Inc. ("the Corporation")


I, Mitch Ross, hereby resign as Director of the Corporation effective immediately.

Dated this 15th day of June, 2005



                                            /s/ Mitch Ross
                                            ----------------------
                                            Mitch Ross